Putnam
U.S. Government
Income Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 15, 2000


REPORT FROM FUND MANAGEMENT

Kevin M. Cronin
and the Mortgage Team

The bond market witnessed some fairly dramatic shifts during Putnam U.S. Government Income Trust's fiscal year, the 12 months ended September 30, 2000. In turn, your fund's management team altered sector allocations accordingly as we sought to take advantage of the relative value offered by Treasury and mortgage-backed securities (MBSs) backed by the Government National Mortgage Association (GNMA) at different points during the period. When all was said and done, your fund was able to post a performance that was generally in line with the market and its peers.

Total return for 12 months ended 9/30/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   6.43%   1.36%    5.65%   0.66%    5.67%   4.67%    6.09%   2.65%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* YIELD CURVE INVERTS, THEN RESUMES MORE NORMAL SHAPE

During the first half of your fund's fiscal year, interest rates rose for three months and then fell sharply over the following quarter. The initial rise, which took place during the fourth quarter of 1999, resulted from concerns that the U.S. economy was growing too fast and that inflation was imminent. The Federal Reserve Board continued to implement a program of short-term rate increases in an effort to slow growth and head off inflation.

In the first quarter of 2000, the yield curve inverted as a result of rising short-term interest rates that coincided with a sharp decline in the yield on the 30-year Treasury bond. The Fed continued to raise rates, bringing the federal funds rate to 6.00% by March 31. At the same time, interest rates declined on the long end primarily because of the federal government's decision to use the budget surplus to pay down federal debt by buying back 30-year Treasury bonds. The increase in demand caused by these purchases pushed long-term bond prices up, bringing yields down.


[GRAPHIC OMITTED: vertical bar chart AVERAGE EFFECTIVE MATURITY AND DURATION]

AVERAGE EFFECTIVE MATURITY AND DURATION

                                   9/30/99     3/31/00       9/30/00

Average effective maturity           8.8         8.2            9.0
Duration                             4.8         4.6            4.4

Footnote reads:
This chart depicts the fund's average effective maturity and duration at 6-month intervals over the 12 months ended 9/30/00. Average effective maturity and duration stated in years are derived from calculations that incorporate assumptions about prepayment rates and cash flow of mortgage-backed securities. Measures of effective maturity duration and the assumptions on which they are based will vary over time.


The inverted yield curve was sustained through much of the second quarter as well, since the Fed added another, more substantial, rate increase in May. However, this trend started to reverse in June. An unexpected increase in unemployment caused the market to breathe a sigh of relief; many market observers started to believe that the Fed's rate policy was starting to have the desired effect. As we progressed from July through the end of the fiscal year, it became even clearer that the Fed would hold off implementing further rate increases for a while. In response, interest rates declined in the third quarter of 2000. While daily activity appeared volatile as the quarter passed, in retrospect the market remained relatively stable.


[GRAPHIC OMITTED: pie chart PORTFOLIO ALLOCATION (9/30/00)]

PORTFOLIO ALLOCATION (9/30/00)*

Cash and short-term
investments -- 1.0%

Mortgage-backed
securities -- 87.9%

U.S. Treasury
securities -- 11.1%

Footnote reads:
*Based on total market value of assets. The allocation to mortgage-backed securities is primarily concentrated in bonds issued by the Government National Mortgage Association. Allocations will vary over time.


* BACKDROP CALLS FOR MOVEMENTS INTO AND OUT OF SECTORS

During the course of the fiscal year, relative value and performance potential shifted back and forth between Treasuries and MBSs. As long-term rates declined during the beginning of 2000, Treasuries were the place to be and your fund was positioned to benefit. Meanwhile, the difference, or spread, between Treasury and MBS yields increased, hurting the latter's performance. As MBSs' relative prices started to become more attractive, we began to bulk up on them toward the end of the first quarter while selling off Treasuries that had performed well. As the summer progressed, we sold off some MBS holdings as the spread narrowed and the yield curve reverted to a steep shape. More recently, we have been adding back to the MBS stake once again.


"This year bond funds are actually beating many stock funds, while also offering a much smoother ride . . . Bond funds have bounced on the perception that the U.S. economy has slowed and that the Federal Reserve is done raising interest rates for the rest of the year."

 -- The Wall Street Journal, 10/9/00


During the past six months, we have altered the makeup of your fund's MBS holdings. As you probably know, these securities are backed by pools of home mortgages all having the same interest rate and maturity. Interest and principal payments received each month from homeowners' mortgage payments are passed through to owners of the mortgage-backed security.


[GRAPHIC OMITTED: worm chart U.S. TREASURY YIELD CURVE AT 9/30/99 AND 9/30/00]

U.S. TREASURY YIELD CURVE AT 9/30/99 AND 9/30/00

                         9/30/99            9/30/00

3 mo.                     4.85%              6.20%

6 mo.                     4.96%              6.28%

1 yr.                     5.18%              6.08%

2 yr.                     5.60%              5.96%

5 yr.                     5.76%              5.84%

10 yr.                    5.88%              5.79%

30 yr.                    6.05%              5.88%

Footnote reads:
Source: Bloomberg, Inc.


Earlier on, we favored discount mortgages offering a 6% coupon because they were a particularly safe investment during a more uncertain time. More recently we have invested to a large degree in higher-coupon (8% to 9%) GNMA mortgage-backed securities, which had underperformed earlier in the year and were selling at attractive levels. These MBSs may initially appear more susceptible to prepayment risk -- the risk that the mortgage holders might pay off the mortgage early to take advantage of lower rates, leaving the fund with assets to reinvest in lower-yielding securities. However, these are seasoned mortgages, meaning that the homeowners have not taken advantage of several opportunities to refinance at lower levels over the first several years that they have had their mortgages.

We also gradually increased your fund's duration during the period. Duration is a measure of the fund's sensitivity to changes in interest rates; a longer duration means the fund will benefit more if interest rates continue to go down. A shorter duration is more likely to protect the portfolio's value in periods of rising rates but can limit its appreciation potential when rates decline. It should be noted, though, that our current stance is a neutral one. Earlier in the year, we had maintained a defensive, lower-duration posture.

* GENERALLY POSITIVE OUTLOOK FOR T-BONDS AND MBSs

Looking ahead, we have a generally positive outlook. We believe the Fed is on hold, and we do not expect it will make any moves with the federal funds rate or the discount rate until next year at the earliest. The Fed maintains a bias toward raising rates to head off inflation, but we would not be surprised if that outlook changes at the Fed's November meeting.

Overall, the environment should be positive for both Treasury and MBSs. We anticipate a period of relative stability. Under such conditions, the incremental yield the fund earns from MBSs and agency securities should help performance. We will continue our efforts to unearth value opportunities in the mortgage market as the turmoil from the first quarter gradually recedes. If we achieve a sustained period of calm, we expect MBSs and other non-Treasury sectors to perform relatively well.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/00, there is no guarantee the fund will continue to hold these securities in the future. While U.S. government backing of individual securities does not insure your principal, which will fluctuate with market conditions, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal. The fund may invest in securities other than those issued or backed by the full faith and credit of the U.S. government. Mortgage-backed securities may be subject to prepayment risk.



PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam U.S. Government Income Trust is designed for investors seeking current income consistent with capital preservation. The fund primarily invests in securities backed by the full faith and credit of the U.S. government and in repurchase agreements and forward commitments with respect to these securities.


TOTAL RETURN FOR PERIODS ENDED 9/30/00

                     Class A        Class B         Class C        Class M
(inception dates)   (2/8/84)       (4/27/92)       (7/26/99)       (2/6/95)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year            6.43%   1.36%   5.65%   0.66%   5.67%   4.67%   6.09%   2.65%
------------------------------------------------------------------------------
5 years          33.52   27.14   28.48   26.55   28.60   28.60   31.51   27.18
Annual average    5.95    4.92    5.14    4.82    5.16    5.16    5.63    4.93
------------------------------------------------------------------------------
10 years         92.66   83.57   78.48   78.48   78.60   78.60   87.55   81.44
Annual average    6.78    6.26    5.96    5.96    5.97    5.97    6.49    6.14
------------------------------------------------------------------------------
Life of fund    263.36  246.15  215.32  215.32  220.35  220.35  242.69  231.58
Annual average    8.06    7.75    7.15    7.15    7.25    7.25    7.68    7.47
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/00

                       Lehman Brothers   Lehman Brothers
                            GNMA         Mortgage-Backed        Consumer
                            Index        Securities Index     price index
---------------------------------------------------------------------------
1 year                      7.71%            7.43%               3.46%
---------------------------------------------------------------------------
5 years                    39.55            38.95               13.32
Annual average              6.89             6.80                2.53
---------------------------------------------------------------------------
10 years                  117.78           114.56               30.82
Annual average              8.09             7.93                2.72
---------------------------------------------------------------------------
Annual average
(life of fund)              9.48             9.81                3.25
---------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 9/30/90

                                                 Lehman Bros.
              Fund's class A     Lehman Bros.  Mortgate-Backed  Consumer price
Date           shares at POP     GNMA Index    Securities Index     index

9/30/90           9,425            10,000          10,000          10,000
9/30/91          10,776            11,662          11,631          10,339
9/30/92          11,844            12,993          12,900          10,648
9/30/93          12,501            13,849          13,759          10,934
9/30/94          12,208            13,681          13,602          11,258
9/30/95          13,748            15,606          15,442          11,545
9/30/96          14,342            16,524          16,338          11,891
9/30/97          15,740            18,220          17,978          12,155
9/30/98          17,117            19,748          19,529          12,329
9/30/99          17,247            20,219          19,972          12,645
9/30/00         $18,357           $21,778         $21,456         $13,082

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,848 and $17,860, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $18,755 ($18,144 at public offering price). See first page of performance section for performance calculation method.




PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/00

                                 Class A         Class B         Class C         Class M
-------------------------------------------------------------------------------------------
Distributions (number)             12              12              12              12
-------------------------------------------------------------------------------------------
Income                           $0.791          $0.696          $0.701          $0.759
-------------------------------------------------------------------------------------------
Capital gains                      --              --              --              --
-------------------------------------------------------------------------------------------
Return of capital 3               0.001           0.001           0.001           0.001
-------------------------------------------------------------------------------------------
  Total                          $0.792          $0.697          $0.702          $0.760
-------------------------------------------------------------------------------------------
Share value:                   NAV     POP         NAV             NAV         NAV     POP
-------------------------------------------------------------------------------------------
9/30/99                      $12.57  $13.20      $12.51          $12.55      $12.55  $12.97
-------------------------------------------------------------------------------------------
9/30/00                       12.55   13.18       12.49           12.53       12.52   12.94
-------------------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------------------
Current dividend rate 1        6.31%   6.01%       5.57%           5.55%       6.04%   5.84%
-------------------------------------------------------------------------------------------
Current 30-day SEC yield 2     6.40    6.09        5.64            5.64        6.15    6.02
-------------------------------------------------------------------------------------------

1 Most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

3 See page 27.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Brothers GNMA Index* is an unmanaged list of mortgage-backed pass-through securities of the Government National Mortgage Association
(GNMA). Fund management has determined that this index more closely resembles the funds' investment strategy and therefore has selected it as the benchmark index for the fund.

Lehman Brothers Mortgage-Backed Securities Index* is an unmanaged list of fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*The indexes do not take into account brokerage commissions or other costs, may include bonds different from those in the fund, may pose different risks than the fund, and the performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam U.S. Government Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam U.S. Government Income Trust, including the fund's portfolio, as of September 30, 2000, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 1999 and the financial highlights for each of the years or periods in the four-year period ended September 30, 1999 were audited by other auditors whose report dated November 10, 1999 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam U.S. Government Income Trust as of September 30, 2000, and the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                 KPMG   LLP
Boston, Massachusetts
November 1, 2000




THE FUND'S PORTFOLIO
September 30, 2000

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (86.6%)
-------------------------------------------------------------------------------------------------------------------
                    Government National Mortgage Association Graduated
                    Payment Mortgages
     $       14,656 13 3/4s, November 20, 2014                                                        $      15,750
             79,777 13 1/4s, December 20, 2014                                                               85,336
             73,988 12 3/4s, with due dates from June 20, 2014 to
                    June 20, 2015                                                                            78,958
             99,617 12 1/4s, with due dates from December 20, 2013
                    to January 20, 2014                                                                     105,064
                    Government National Mortgage Association
                    Pass-Through Certificates
             15,670 16s, November 15, 2011                                                                   18,818
            138,305 15s, with due dates from July 15, 2011 to March 15, 2013                                163,353
             87,321 14s, with due dates from July 15, 2014 to
                    November 20, 2014                                                                       100,133
            660,282 13 1/2s, with due dates from March 15, 2011 to
                    June 20, 2015                                                                           746,613
              1,192 13 1/4s, October 15, 2014                                                                 1,284
            508,199 13s, with due dates from October 20, 2013 to
                    September 20, 2015                                                                      573,962
            186,481 12 3/4s, with due dates from October 15, 2013
                    to July 15, 2014                                                                        200,407
            287,092 12 1/2s, with due dates from June 15, 2010 to
                    November 20, 2015                                                                       316,153
            322,776 12 1/4s, with due dates from August 15, 2013 to
                    March 15, 2015                                                                          342,847
            283,039 12s, with due dates from April 20, 2014 to
                    March 20, 2016                                                                          312,312
          1,217,381 11 1/2s, with due dates from May 15, 2010 to
                    September 15, 2018                                                                    1,339,974
            542,325 11 1/4s, with due dates from July 15, 2013 to
                    January 15, 2016                                                                        570,287
          1,174,467 11s, with due dates from November 20, 2013 to
                    June 20, 2019                                                                         1,270,618
             85,239 10 7/8s, February 15, 2010                                                               91,185
             82,083 10 3/4s, with due dates from January 15, 2016 to
                    February 15, 2016                                                                        87,829
         10,152,278 10 1/2s, with due dates from April 15, 2010 to
                    September 15, 2021                                                                   11,024,662
            205,891 10 1/4s, with due dates from April 15, 2016 to
                    December 15, 2020                                                                       226,802
            861,990 10s, with due dates from October 15, 2009 to
                    January 20, 2021                                                                        935,082
         10,358,966 9 1/2s, with due dates from June 15, 2009 to
                    March 15, 2029                                                                       10,789,088
            461,208 9 1/4s, with due dates from April 15, 2016 to
                    November 15, 2019                                                                       475,765
                    Government National Mortgage Association
                    Pass-Through Certificates
        198,458,631 9s, with due dates from November 15, 2004 to
                    April 15, 2030                                                                      207,938,485
         78,483,779 8 1/2s, with due dates from May 15, 2001 to
                    March 15, 2027                                                                       81,116,397
        550,803,202 8s, with due dates from January 15, 2001 to
                    June 15, 2030                                                                       561,624,219
        337,076,306 7 1/2s, with due dates from March 15, 2001 to
                    February 15, 2030                                                                   338,827,981
        750,463,407 7s, with due dates from October 15, 2007 to
                    June 15, 2029                                                                       740,230,192
        335,212,575 6 1/2s, with due dates from May 15, 2024 to
                    October 15, 2028                                                                    323,578,598
            297,494 6s, February 15, 2029                                                                   279,085
             45,579 5 1/2s, May 15, 2017                                                                     46,756
                                                                                                      -------------
                                                                                                      2,283,513,995

U.S. Treasury Obligations (11.0%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
         21,600,000 10 5/8s, August 15, 2015                                                             31,019,544
        177,800,000 6 1/4s, May 15, 2030                                                                186,857,132
         70,000,000 U.S. Treasury Notes 6 3/4s, May 15, 2005                                             72,515,800
                                                                                                     --------------
                                                                                                        290,392,476
                                                                                                     --------------
                    Total U.S. Government and Agency Obligations
                    (cost $2,578,377,679)                                                            $2,573,906,471


COLLATERALIZED MORTGAGE OBLIGATIONS (0.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Government National Mortgage Association
     $   10,851,000 Ser. 2000-14, Class CE, 7 1/2s, 2030                                             $   10,965,045
         10,000,000 Ser. 2000-14, Class PD, 7s, 2030                                                      9,737,000
                                                                                                     --------------
                    Total Collateralized Mortgage Obligations
                    (cost $20,280,654)                                                               $   20,702,045


SHORT-TERM INVESTMENTS (1.0%) (a) (cost $26,176,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   26,176,000 Interest in $843,280,000 joint repurchase agreement dated September 29, 2000, with Morgan Stanley
                    Dean Witter, due October 2, 2000 with respect to
                    various U.S. Treasury obligations -- maturity value of
                    $26,190,462 for an effective yield of 6.63%.                                     $   26,176,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,624,834,333) (b)                                      $2,620,784,516
-------------------------------------------------------------------------------------------------------------------

(a) Percentages indicated are based on net assets of $2,638,030,048.

(b) The aggregate identified cost on a tax basis is $2,625,945,943, resulting in gross unrealized appreciation and depreciation of $26,241,165 and $31,402,592, respectively, or net unrealized depreciation of $5,161,427.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $2,624,834,333) (Note 1)                                    $2,620,784,516
-------------------------------------------------------------------------------------------
Cash                                                                                    929
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   20,819,700
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            6,753,260
-------------------------------------------------------------------------------------------
Total assets                                                                  2,648,358,405

Liabilities
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        4,542,973
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,948,648
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          820,851
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       191,298
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          6,800
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,719,122
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               98,665
-------------------------------------------------------------------------------------------
Total liabilities                                                                10,328,357
-------------------------------------------------------------------------------------------
Net assets                                                                   $2,638,030,048

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $3,034,058,613
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         14,690
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (391,993,438)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (4,049,817)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $2,638,030,048

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,929,652,921 divided by 153,811,419 shares)                                       $12.55
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $12.55)*                              $13.18
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($574,086,470 divided by 45,974,637 shares)**                                        $12.49
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($7,329,366 divided by 584,916 shares)**                                             $12.53
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($95,090,184 divided by 7,593,001 shares)                                            $12.52
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $12.52)*                              $12.94
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($31,871,107 divided by 2,542,056 shares)                                            $12.54
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2000
Interest income                                                                $205,017,270
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 12,409,032
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    4,222,257
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    95,877
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     28,051
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             4,712,074
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             8,053,295
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                47,445
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               541,374
-------------------------------------------------------------------------------------------
Other                                                                               762,160
-------------------------------------------------------------------------------------------
Total expenses                                                                   30,871,565
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (602,759)
-------------------------------------------------------------------------------------------
Net expenses                                                                     30,268,806
-------------------------------------------------------------------------------------------
Net investment income                                                           174,748,464
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (58,679,608)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                       43,609,536
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (15,070,072)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $159,678,392
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended September 30
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $  174,748,464   $  195,154,119
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                      (58,679,608)     (12,871,100)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              43,609,536     (167,916,152)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  159,678,392       14,366,867
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                           (120,028,302)    (119,942,751)
--------------------------------------------------------------------------------------------------
   Class B                                                            (45,960,450)     (64,865,717)
--------------------------------------------------------------------------------------------------
   Class C                                                               (262,455)          (8,889)
--------------------------------------------------------------------------------------------------
   Class M                                                             (6,680,342)      (8,401,246)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (1,856,069)      (1,171,979)
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                               (168,282)      (7,313,013)
--------------------------------------------------------------------------------------------------
   Class B                                                                (64,437)      (3,954,919)
--------------------------------------------------------------------------------------------------
   Class C                                                                   (368)            (542)
--------------------------------------------------------------------------------------------------
   Class M                                                                 (9,366)        (512,231)
--------------------------------------------------------------------------------------------------
   Class Y                                                                 (2,602)         (71,457)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (579,669,904)    (210,594,609)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (595,024,185)    (402,470,486)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   3,233,054,233    3,635,524,719
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income $14,690 and $--, respectively)                              $2,638,030,048   $3,233,054,233
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.57       $13.28       $13.01       $12.63       $12.95
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .79(c)       .76(c)       .81(c)       .85          .84(c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.02)        (.66)         .29          .34         (.30)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .77          .10         1.10         1.19          .54
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.79)        (.76)        (.80)        (.81)        (.81)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.03)          --           --
-----------------------------------------------------------------------------------------------------
From return of capital                    --(d)      (.05)          --           --         (.05)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.79)        (.81)        (.83)        (.81)        (.86)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.55       $12.57       $13.28       $13.01       $12.63
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.43         0.76         8.75         9.75         4.32
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,929,653   $1,986,980   $2,130,980   $2,147,326   $2,450,376
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .87          .85          .87          .89          .88
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               6.40         5.94         6.15         6.58         6.55
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                133.29       123.04       294.74       125.80       138.97
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions from return of capital amounted to less than $0.01 per share for each class.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.51       $13.22       $12.97       $12.59       $12.91
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .70(c)       .67(c)       .70(c)       .75          .74(c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.02)        (.67)         .28          .35         (.30)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .68           --          .98         1.10          .44
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.70)        (.67)        (.71)        (.72)        (.72)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.02)          --           --
-----------------------------------------------------------------------------------------------------
From return of capital                    --(d)      (.04)          --           --         (.04)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.70)        (.71)        (.73)        (.72)        (.76)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.49       $12.51       $13.22       $12.97       $12.59
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.65         0.01         7.82         8.95         3.52
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $574,087   $1,082,048   $1,334,041   $1,291,901   $1,458,848
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.62         1.60         1.62         1.64         1.63
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.64         5.18         5.42         5.83         5.80
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                133.29       123.04       294.74       125.80       138.97
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions from return of capital amounted to less than $0.01 per share for each class.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                For the period
Per-share                           Year ended  July 26, 1999+
operating performance                Sept. 30    to Sept. 30
--------------------------------------------------------------
                                        2000         1999
--------------------------------------------------------------
Net asset value,
beginning of period                   $12.55       $12.54
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (c)                .70          .12
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.02)         .02
--------------------------------------------------------------
Total from
investment operations                    .68          .14
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.70)        (.12)
--------------------------------------------------------------
In excess of net
investment income                         --           --
--------------------------------------------------------------
From return of capital                    --(d)      (.01)
--------------------------------------------------------------
Total distributions                     (.70)        (.13)
--------------------------------------------------------------
Net asset value,
end of period                         $12.53       $12.55
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.67         1.12*
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $7,329       $2,577
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.62          .29*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.67          .99*
--------------------------------------------------------------
Portfolio turnover (%)                133.29       123.04
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions from return of capital amounted to less than $0.01 per share for each class.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.55       $13.25       $13.00       $12.63       $12.96
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .76(c)       .72(c)       .80(c)       .80          .82(c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.03)        (.66)         .25          .35         (.32)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .73          .06         1.05         1.15          .50
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.76)        (.72)        (.77)        (.78)        (.78)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.03)          --           --
-----------------------------------------------------------------------------------------------------
From return of capital                    --(d)      (.04)          --           --         (.05)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.76)        (.76)        (.80)        (.78)        (.83)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.52       $12.55       $13.25       $13.00       $12.63
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.09         0.56         8.38         9.39         3.99
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $95,090     $133,362     $163,076       $7,850       $6,116
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.12         1.10         1.12         1.14         1.14
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               6.15         5.68         5.91         6.32         6.37
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                133.29       123.04       294.74       125.80       138.97
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions from return of capital amounted to less than $0.01 per share for each class.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.56       $13.27       $13.01       $12.63       $12.98
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .82(c)       .79(c)       .83(c)       .89(c)       .88(c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.02)        (.66)         .29          .34         (.34)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .80          .13         1.12         1.23          .54
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.82)        (.79)        (.83)        (.85)        (.84)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.03)          --           --
-----------------------------------------------------------------------------------------------------
From return of capital                    --(d)      (.05)          --           --         (.05)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.82)        (.84)        (.86)        (.85)        (.89)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.54        12.56       $13.27       $13.01       $12.63
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.71         1.04         8.98        10.05         4.34
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $31,871      $28,087       $7,428       $6,061       $3,190
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .62          .60          .62          .64          .62
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               6.66         6.19         6.42         6.83         6.51
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                133.29       123.04       294.74       125.80       138.97
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions from return of capital amounted to less than $0.01 per share for each class.



NOTES TO FINANCIAL STATEMENTS
September 30, 2000

Note 1
Significant accounting policies

Putnam U.S. Government Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund's investment objective is to seek as high a level of current income as is consistent with preservation of capital by investing exclusively in securities backed by the full faith and credit of the United States and in repurchase agreements and forward commitments with respect to those securities.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price.

Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2000, the fund had a capital loss carryover of approximately $341,580,000 available to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $257,955,000    September 30, 2003
    51,884,000    September 30, 2004
     8,893,000    September 30, 2005
    22,848,000    September 30, 2008

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, paydown gains and losses on mortgage-backed securities, market discount and book accretion/amortization adjustment. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2000, the fund reclassified $53,844 to increase undistributed net investment income and $129,864 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $76,020. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.57% of the first $500 million, 0.475% of the next $500 million, 0.4275% of the next $500 million, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 2000, fund expenses were reduced by $602,759 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,416 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended September 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $209,783 and $24,479 from the sale of class A and class M shares, respectively, and received $1,283,767 and $7,632 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 2000, Putnam Retail Management, Inc., acting as underwriter received $18,940 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 2000, cost of purchases and proceeds from sales of U.S. government and agency obligations other than short-term investments aggregated $3,733,122,235 and $4,261,338,920, respectively.

Note 4
Capital shares

At September 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 63,868,931        $789,545,837
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,681,576          82,531,097
---------------------------------------------------------------------------
                                            70,550,507         872,076,934

Shares
repurchased                                (74,840,348)       (924,378,235)
---------------------------------------------------------------------------
Net decrease                                (4,289,841)       $(52,301,301)
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                124,382,231      $1,607,237,236
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,596,261          84,621,722
---------------------------------------------------------------------------
                                           130,978,492       1,691,858,958

Shares
repurchased                               (133,370,823)     (1,723,451,565)
---------------------------------------------------------------------------
Net decrease                                (2,392,331)     $  (31,592,607)
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,511,534       $ 129,514,084
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,681,670          32,985,342
---------------------------------------------------------------------------
                                            13,193,204         162,499,426

Shares
repurchased                                (53,707,378)       (660,940,007)
---------------------------------------------------------------------------
Net decrease                               (40,514,174)      $(498,440,581)
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 28,314,302       $ 364,737,287
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,719,545          47,544,292
---------------------------------------------------------------------------
                                            32,033,847         412,281,579

Shares
repurchased                                (46,447,759)       (594,138,600)
---------------------------------------------------------------------------
Net decrease                               (14,413,912)      $(181,857,021)
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,069,703         $13,258,451
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   18,495             228,357
---------------------------------------------------------------------------
                                             1,088,198          13,486,808

Shares
repurchased                                   (708,614)         (8,769,296)
---------------------------------------------------------------------------
Net increase                                   379,584         $ 4,717,512
---------------------------------------------------------------------------

                                                For the period July 26,1999
                                            (commencement of operations) to
                                                         September 30, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    262,305          $3,277,862
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      725               9,044
---------------------------------------------------------------------------
                                               263,030           3,286,906

Shares
repurchased                                    (57,698)           (724,717)
---------------------------------------------------------------------------
Net increase                                   205,332          $2,562,189
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,516,278        $ 18,762,482
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   68,070             839,490
---------------------------------------------------------------------------
                                             1,584,348          19,601,972

Shares
repurchased                                 (4,620,645)        (57,069,742)
---------------------------------------------------------------------------
Net decrease                                (3,036,297)       $(37,467,770)
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,762,950        $ 35,720,161
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   70,599             903,774
---------------------------------------------------------------------------
                                             2,833,549          36,623,935

Shares
repurchased                                 (4,509,265)        (58,080,146)
---------------------------------------------------------------------------
Net decrease                                (1,675,716)       $(21,456,211)
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,602,469         $19,801,983
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  150,239           1,858,671
---------------------------------------------------------------------------
                                             1,752,708          21,660,654

Shares
repurchased                                 (1,446,554)        (17,838,418)
---------------------------------------------------------------------------
Net increase                                   306,154         $ 3,822,236
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,505,436         $32,394,071
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   97,645           1,243,436
---------------------------------------------------------------------------
                                             2,603,081          33,637,507

Shares
repurchased                                   (926,842)        (11,888,466)
---------------------------------------------------------------------------
Net increase                                 1,676,239         $21,749,041
---------------------------------------------------------------------------

Note 5
Change in independent accountants
(unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this fund's independent accountant and voted to appoint KPMG LLP for the fund's fiscal year ended September 30, 2000. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 24, 2000, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


FEDERAL TAX INFORMATION
(Unaudited)

For the year ended September 30, 2000, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.


** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward H. D'Alelio
Vice President

Kevin M. Cronin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam U.S. Government Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN038  65471  032/885/689/527  11/00




PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam U.S. Government Income Trust
Supplement to Annual Report dated 9/30/00

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, class B, class C, and class M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return
for periods ended 9/30/00                              NAV

1 year                                                 6.71%
5 years                                               34.92
Annual average                                         6.17
10 years                                              95.80
Annual average                                         6.95
Life of fund (since class A inception, 2/8/84)
Annual average                                         8.17

Share value:                                           NAV

9/30/99                                              $12.56
9/30/00                                              $12.54
----------------------------------------------------------------------------
Distributions:    No.      Income       Capital gains      Total
                  12       $0.755            --           $0.755
----------------------------------------------------------------------------
Please note that past performance does not indicate future results. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Performance data reflects an expense limitation previously in effect. Without the expense limitation, total returns would have been lower. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.